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                                                                     Exhibit 1.1


                             BIZNESSONLINE.COM, INC.


                                2,000,000 SHARES


                                       OF


                                  COMMON STOCK


                             UNDERWRITING AGREEMENT



Joseph Stevens & Company, Inc.
Schneider Securities, Inc.
Neidiger, Tucker, Bruner, Inc.
   as Representatives of the
   Several Underwriters
c/o Joseph Stevens & Company, Inc.
33 Maiden Lane
New York, New York  10038

Dear Sirs:

     BiznessOnline.com, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters named in Schedule I hereto, who are acting severally and not jointly (the "Underwriters"), two million shares of Common Stock of the Company (the "Initial Securities"). As used herein, the term Company includes BiznessOnline.com, Inc. and its wholly-owned subsidiary, Global 2000 Communications, Inc. Simultaneous with the closing with respect to the purchase of the Initial Securities by the Underwriters, the Company will acquire each of AlbanyNet, Inc., Borg Internet Services, Inc., Caravela Software, Inc. and Ulsternet, Inc. (the "Acquisitions"), the consideration for which will be a combination of cash and shares of the Company's Common Stock as described in the Registration Statement (as defined below).

     The Company hereby confirms the agreement made by it with respect to the purchase of the Initial Securities by the Underwriters, which Initial Securities are more fully described in the Registration Statement. Joseph Stevens & Company, Inc., Schneider Securities, Inc. and Neidiger, Tucker, Bruner, Inc. will act as the representatives of the several Underwriters and are referred to herein as the " Representatives."

     You have advised the Company that the Underwriters desire to act on a firm commitment basis to publicly offer and sell the Initial Securities for the Company and that you are authorized to execute this Agreement. The Company confirms the agreement made by it with respect to the

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relationship with the Underwriters as follows:

1. FILING OF REGISTRATION STATEMENT WITH S.E.C AND DEFINITIONS. A Registration Statement and Prospectus on Form SB-2 (File No. 33-73067) with respect to the Securities (as defined below) has been carefully and accurately prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the published rules and regulations (the "Rules and Regulations") thereunder and has been filed with the Securities and Exchange Commission (the "Commission") and such other states that the Representatives deem necessary in their discretion to so file to permit a public offering and trading thereunder. Such registration statement, including the prospectus, Part II, and all financial schedules and exhibits thereto and all other documents filed as a part thereof or incorporated therein, as amended at the time when it shall become effective, is herein referred to as the "Registration Statement," and the prospectus included as part of the Registration Statement on file with the Commission that discloses all the information that was omitted from the prospectus on the effective date pursuant to Rule 430A of the Rules and Regulations with any changes contained in any prospectus filed with the Commission by the Company with the Representatives' consent after the effective date of the Registration Statement, is herein referred to as the "Prospectus." The prospectus included as part of the Registration Statement of the Company and in any amendments thereto prior to the effective date of the Registration Statement is referred to herein as a "Preliminary Prospectus."

2.       DISCOUNT, DELIVERY, AND SALE OF THE SECURITIES.

     (a) Subject to the terms and conditions of this Agreement, and on the basis of the representations, warranties, and agreements herein contained, the Company agrees to sell to, and the Underwriters agree to buy from the Company at a purchase price of $___ per share before any underwriting expense allowances, an aggregate of 2,000,000 shares of Common Stock on a firm commitment basis in the amounts set forth in Schedule I which is a part of this Underwriting Agreement.

     It is understood that the Underwriters propose to offer the Securities to be purchased hereunder to the public upon the terms and conditions set forth in the Registration Statement, after the Registration Statement becomes effective. The Underwriters may enter into one or more agreements as the Underwriters in their sole discretion deem advisable with one or more broker-dealers who shall act as dealers in connection with the offering.

     (b) In addition, subject to the terms and conditions of this Agreement and on the basis of the representations, warranties and agreements herein contained, the Company grants an option to the Underwriters to purchase up to an additional 300,000 shares of Common Stock ("Option Securities") at the same terms as the Underwriters shall pay for the Initial Securities being sold by the Company pursuant to the provisions of SECTION 2(a) hereof. The Initial Securities and Option Securities are sometimes hereinafter collectively referred to as the "Securities." This option may be exercised from time to time, for the purpose of covering overallotments, within forty-five (45) days after (i) the effective date of the Registration Statement if the Company has elected not to rely on Rule 430A under the Rules and Regulations or (ii) the date of this

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Agreement if the Company has elected to rely upon Rule 430A under the Rules and
Regulations, upon written notice by the Representatives setting forth the number of Option Securities as to which the Representatives are exercising the option and the time and date at which such certificates are to be delivered. Such time and date shall be determined by the Representatives but shall not be earlier than four (4) nor later than ten (10) full business days after the date of the exercise of said option (the "Option Closing Date(s)"). Nothing herein shall obligate the Underwriters to make any overallotment.

     (c) Delivery of the Initial Securities against payment of the purchase price therefor by certified or official bank check or checks or wire transfer in next-day funds, payable to the order of the Company shall take place at the offices of Joseph Stevens & Company, Inc. at New York City, within three (3) business days after the Initial Securities are first traded (or such other place as may be designated by the Representatives) at 11:00 A.M., New York time or such time and date as you and the Company may agree upon in writing, such time and date of payment and delivery for the Initial Securities being herein called the "Initial Closing Date." In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment for the purchase price for, and delivery of the certificates for such Option Securities shall be made at the above mentioned office or at such other place as shall be agreed upon by the Representatives and the Company.

     The Company will make the certificates for the shares of Common Stock to be purchased by the Representatives hereunder available to the Representatives for inspection and packaging at least two (2) full business days prior to the Initial Closing Date or the relevant Option Closing Date, as the case may be. The certificates shall be in such names and denominations as the Representatives may request to the Company in writing at least two (2) full business days prior to any Closing Date.

     (d) When the Registration Statement becomes effective and at all times subsequent thereto up to the Initial Closing Date and each Option Closing Date, if any, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, the Registration Statement and the Prospectus will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and will conform to the requirements of the Act and the Rules and Regulations; and, at and through such dates, neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to any Underwriter by or on behalf of such Underwriter expressly for use in the Preliminary Prospectus, Registration Statement or the Prospectus or any amendment thereof or supplement thereto.

     (e) The information set forth under "Underwriting" in any Preliminary Prospectus and Prospectus relating to the Securities (insofar as such information relates to the Underwriters) constitutes the only information furnished by the Underwriters to the Company for inclusion therein, and you represent and warrant to the Company that the statements made therein are correct.

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     (f) On the Initial Closing Date, the Company shall issue and sell to the
Representatives warrants (the "Representatives' Warrants") at a purchase price of $.001 per Representatives' Warrant, which shall entitle the holders thereof to purchase an aggregate of 200,000 shares of Common Stock. The Representatives' Warrants and the shares of common stock issuable upon the exercise of the Representatives' Warrants are sometimes hereinafter referred to as the "Representatives' Securities." The Representatives' Warrants shall be exercisable for a period of four (4) years commencing one (1) year from the effective date of the Registration Statement at a price equaling one hundred fifty percent (150%) of the initial public offering price of the Securities. The form of Representatives' Warrant Certificate shall be substantially in the form filed as an Exhibit to the Registration Statement. Payment for the Representatives' Warrants shall be made on the Initial Closing Date.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     (a) The Company represents and warrants to you as follows:

          (i) The Company has prepared and filed with the Commission a Registration Statement, and an amendment or amendments thereto, on Form SB-2 (No. 33 - ), including any related Preliminary Prospectus for the registration of the Securities and the Representatives' Securities under the Act, which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the Rules and Regulations. The Company will promptly file a further amendment to said Registration Statement in the form heretofore delivered to the Representatives and will not file any other amendment thereto to which the Representatives shall have objected verbally or in writing after having been furnished with a copy thereof.

          (ii) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Prospectus or the Registration Statement and no proceeding for an order suspending the effectiveness of the Registration Statement or any of the Company's securities has been instituted or is pending or threatened. Each such Prospectus, Registration Statement and/or any supplement thereto has conformed in all material respects with the requirements of the Act and the Rules and Regulations and on its date did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, in light of the circumstances under which they were made and (i) the Prospectus and/or any supplement thereto will contain all statements which are required to be stated therein by the Act and Rules and Regulations, and (ii) the Prospectus and/or any supplement thereto will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made; provided, however, that no representations, warranties or agreements are made hereunder as to information contained in or omitted from the Prospectus in reliance upon, and in conformity with, the written information furnished to the Company by you as set forth in
Section 2(e) above. The Company has filed all reports, forms or other documents required to be filed under the Act and the Exchange Act and the respective Rules and Regulations thereunder, and all such reports, forms or other documents when so filed or as subsequently amended, complied in all material respects with the Act and the Exchange Act

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and the respective Rules and Regulations thereunder.

          (iii) The Company and each of the entities referred to above that will be acquired by the Company upon consummation of the Acquisitions ("Acquisition Companies") has been duly organized and is validly existing as a corporation in good standing under the laws of each jurisdiction of its incorporation. Each of the Company and the Acquisition Companies is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations require such qualification or licensing. Except as set forth in the Prospectus, the Company and each of the Acquisition Companies do not own, directly or indirectly, an interest in any corporation, partnership, trust, joint venture or other business entity. The Company and each of the Acquisition Companies have all requisite power and authority (corporate and other), and have obtained any and all authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), necessary and material to the owning or leasing its properties and conducting its business as described in the Prospectus; each of the Company and the Acquisition Companies is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and with all federal, state, local and foreign laws, rules and regulations to which it is subject; and each of the Company and the Acquisition Companies has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, prospects, stockholders' equity, value, operations, properties, business or results of operations of the Company and the Acquisition Companies as a whole. The disclosure in the Registration Statement concerning the effects of federal, state, local and foreign laws, rules and regulations on the Company's and the Acquisition Companies' business as currently conducted and as contemplated is correct in all material respects and does not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (iv) The Company has full legal right, power and authority to authorize, issue, deliver and sell the Securities and the Representatives' Securities and to enter into this Agreement, the Representatives' Warrant Agreement (the "Representatives' Warrant Agreement"), and to consummate the transactions provided for in such agreements; each such agreement has been duly and properly authorized, executed and delivered by the Company. This Agreement and the Representatives' Warrant Agreement constitute valid and binding agreements of the Company, enforceable in accordance with their respective terms (except as the enforceability thereof may be limited by bankruptcy or other similar laws affecting the rights of creditors generally or by general equitable principles and except as the enforcement of indemnification provisions may be limited by federal or state securities laws).

          (v) Except as disclosed in the Prospectus, each of the Company and the Acquisition Companies is not in violation of its certificate of incorporation or bylaws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material bond,

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debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture, partnership or other agreement or instrument to which the Company or the Acquisition Companies is a party or by which it may be bound or is not in material violation of any law, order, rule, regulation, writ, injunction or decree of any governmental instrumentality or court, domestic or foreign; and the execution and delivery of this Agreement, the Representatives' Warrant Agreement, and the consummation of the transactions contemplated herein and therein and in the Prospectus and compliance with the terms of each such agreement will not conflict with, or result in a material breach of any of the terms, conditions or provisions of, or constitute a material default under, or result in the imposition of any material lien, charge or encumbrance upon any of the property or assets of the Company or the Acquisition Companies pursuant to, any material bond, debenture, note or other evidence of indebtedness or any material contract, indenture, mortgage, loan agreement, lease, joint venture, partnership or other agreement or instrument to which the Company or the Acquisition Companies is a party nor will such action result in the material violation by the Company or any of the Acquisition Companies of any of the provisions of its respective certificate of incorporation or bylaws or any law, order, rule, regulation, writ, injunction, decree of any government, governmental instrumentality or court, domestic or foreign, except where such violation will not have a material adverse effect on the financial condition of the Company and the Acquisition Companies taken as a whole.

          (vi) The Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus under "Capitalization" and "Description of Securities" and will have the adjusted capitalization set forth therein on the Initial Closing Date and the Option Closing Date, if any, based upon the assumptions set forth therein, and the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement and the Representatives' Warrant Agreement and as described in the Prospectus. The Securities and the Representatives' Securities and all other securities issued or issuable by the Company on or prior to the Initial Closing Date and each Option Closing Date, if any, conform or, when issued and paid for, will conform, in all respects to the descriptions thereof contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holder of any security of the Company or any similar contractual right granted by the Company. The Securities to be sold by the Company hereunder and pursuant to the Representatives' Warrant Agreement are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof and thereof, will be validly issued, fully paid and non-assessable and conform to the descriptions thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities and Representatives' Securities has been duly and validly taken; and the certificates representing the securities, when delivered by the Company, will be in due and proper form. Upon the issuance and delivery pursuant to the terms hereof and the Representatives' Warrant Agreement of the securities to be sold by the Company hereunder and

                                       6
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thereunder to the Representatives' or the Underwriters, as the case may be, the
Representatives or the Underwriters, as the case may be, will acquire good and marketable title to such securities, free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever asserted against the Company, any of the Acquisition Companies, or any affiliate (within the meaning of the Rules and Regulations) of the Company.

          (vii) The outstanding shares of capital stock of each of the Acquisition Companies have been duly authorized and validly issued, and are fully paid and non-assessable. As of the Initial Closing Date, after giving effect to the Acquisitions, all of the outstanding shares of capital stock of each of the Acquisition Companies will be owned by the Company free and clear of all liens, encumbrances, equities, and claims; and except as described in the Registration Statement, no options, warrants or other rights to purchase, agreements, or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Acquisition Companies will be outstanding.

          (viii) Each of the Company and the Acquisition Companies has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described or referred to in the Prospectus or which are not materially significant or important in relation to its business or which have been incurred in the ordinary course of business; except as described in the Prospectus, all of the leases and subleases under which each of the Company and the Acquisition Companies holds properties or assets as lessee or sublessee as described in the Prospectus are in full force and effect, and the Company and each of the Acquisition Companies is not in material default in respect of any of the terms or provisions of any of such leases or subleases, and no claim has been asserted by anyone adverse to the Company's or any of the Acquisition Companies' rights as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above or affecting or questioning the Company's or any of the Acquisition Companies' right to the continued possession of the leased or subleased premises or assets under any such lease or sublease; and the Company and each of the Acquisition Companies owns or leases all such properties as are necessary to its operations as now conducted and as contemplated to be conducted, except as otherwise stated in the Prospectus.

          (ix) The financial statements of the Company and the separate financial statements of each of the Acquisition Companies, in each case together with the related notes thereto, included in the Registration Statement, each Preliminary Prospectus and the Prospectus fairly present the financial position, income, changes in stockholders' equity and the results of operations of the Company and each of the Acquisition Companies, respectively, at the respective dates and for the respective periods to which they apply and the pro forma financial information included in the Registration Statement and Prospectus presents fairly, on a basis consistent with that of the audited financial statements therein, what the Company's and the Acquisition Companies' (taken as a whole) pro forma capitalization and balance sheet data would have been for the respective periods and as of the respective dates to which they apply after giving effect to the adjustments described therein. Such financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved.

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There has been no material adverse change or development involving a prospective change in the condition, financial or otherwise, or in the earnings, prospects, stockholders' equity, value, operations, properties, business or results of operations of the Company, whether or not arising in the ordinary course of business, since the date of the financial statements included in the Registration Statement and the Prospectus; and the outstanding debt, the property, both tangible and intangible, and the business of the Company and the Acquisition Companies conforms in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. The financial information set forth in the Prospectus under the headings "Selected Historical Financial Data for our Internet Service Providers," "Capitalization," "Selected Pro Forma Financial Data," and "Management's Discussion and Analysis of Financial Condition and Results of Operation" fairly presents, on the basis stated in the Prospectus, the information set forth therein and such financial information has been derived from or compiled on a basis consistent with that of the audited financial statements included in the Prospectus.

          (x) Subsequent to the respective dates as of which information is given in the Prospectus as it may be amended or supplemented, and except as described in the Prospectus, each of the Company and the Acquisition Companies has not, directly or indirectly, incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business or entered into any transactions not in the ordinary course of business, which are material to the business of the Company and the Acquisition Companies as a whole and there has not been any change in the capital stock of, or any incurrence of long term debts by the Company or any of the Acquisition Companies or any issuance of options, warrants or rights to purchase the capital stock of the Company or any of the Acquisition Companies or declaration or payment of any dividend on the capital stock of the Company or any of the Acquisition Companies or material adverse change in the condition (financial or otherwise), net worth or results of operations of the Company and the Acquisition Companies as a whole and each of the Company and the Acquisition Companies has not become a party to, any material litigation whether or not in the ordinary course of business.

          (xi) To the knowledge of the Company, there is no pending or threatened, action, suit, inquiry, arbitration, investigation or proceeding to which the Company or any of the Acquisition Companies is a party before or by any court or governmental agency or body, which might result in any material adverse change in the condition (financial or other), business or prospects of the Company and the Acquisition Companies as a whole or might materially and adversely affect the properties or assets of the Company and the Acquisition Companies as a whole nor are there any actions, suits or proceedings against the Company or any of the Acquisition Companies related to environmental matters or related to discrimination on the basis of age, sex, religion or race which might be expected to materially and adversely affect the conduct of the business, property, operations, financial condition or earnings of the Company and the Acquisition Companies as a whole; and no labor disturbance by the employees of the Company or the Acquisition Companies individually exists or is, to the knowledge of the Company, imminent which might be expected to materially and adversely affect the conduct of the business, property, operations, financial condition or earnings of the Company and the Acquisition Companies as a whole.

          (xii) Except as may be disclosed in the Prospectus, each of the Company and the Acquisition Companies has properly prepared and filed all necessary federal, state, local and foreign income and

                                       8
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franchise tax returns, has paid all taxes shown as due thereon, has established adequate reserves for such taxes which are not yet due and payable, and does not have any tax deficiency or claims outstanding, proposed or assessed against it.

          (xiii) Each of the Company and the Acquisition Companies has sufficient licenses, permits, right to use trade or service marks and other governmental authorizations currently required for the conduct of its business as now being conducted and as contemplated to be conducted and each of the Company and the Acquisition Companies is in all material respects complying therewith. Except as set forth in the Prospectus, the expiration of any such licenses, permits, or other governmental authorizations would not materially affect the Company's and Acquisition Companies' operations. To its knowledge, none of the activities or businesses of the Company or any of the Acquisition Companies is in material violation of, or cause the Company or any of the Acquisition Companies to materially violate any law, rule, regulations, or order of the United States, any state, county or locality, or of any agency or body of the United States or of any state, county or locality.

          (xiv) Each of the Company and the Acquisition Companies has not at any time (i) made any contributions to any candidate for political office in violation of law, or failed to disclose fully any such contribution, or (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi public duties, other than payments required or allowed by applicable law.

          (xv) Except as set forth in the Prospectus the Company knows of no outstanding claims, payments, issuances, understandings, whether oral or written for services either in the nature of a finder's fee, brokerage fee or otherwise with respect to this financing for which the Company or the Underwriters may be responsible, or which may affect the Underwriters' compensation as determined by the National Association of Securities Dealers, Inc. ("NASD") except as otherwise disclosed in the Prospectus or known by the Representatives.

          (xvi) The Company and each of the Acquisition Companies maintains insurance policies, including, but not limited to, general liability, property, personal and product liability insurance, and surety bonds which insure the Company, the Acquisition Companies, and each of its employees against such losses and risks generally insured against by comparable businesses. Each of the Company and the Acquisition Companies (i) has not failed to give notice or present any insurance claim with respect to any insurable matter under the appropriate insurance policy or surety bond in a due and timely manner, (ii) does not have any disputes or claims against any underwriter of such insurance policies or surety bonds, nor has failed to pay any premiums due and payable thereunder, or (iii) has not failed to comply with all conditions contained in such insurance policies and surety bonds. There are no facts or circumstances under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company or any of the Acquisition Companies.

          (xvii) The Representatives' Warrants herein described are duly and validly authorized and upon delivery to the Representatives in accordance herewith will be duly issued and legal, valid and binding obligations of the Company, except as the enforceability thereof may be limited by bankruptcy or other similar laws affecting the rights of creditors generally or by equitable principles, and except as the

                                       9
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enforcement of indemnification provisions may be limited by federal or state securities laws. The Common Stock issuable upon exercise of any of the Representatives' Warrants have been duly authorized, and when issued upon payment of the exercise price therefor, will be validly issued, fully paid and nonassessable.

          (xviii) Except as set forth in the Prospectus, no default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement, purchase order, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company and each of the Acquisition Companies may be bound or to which the property or assets (tangible or intangible) of the Company and each of the Acquisition Companies is subject or affected.

          (xix) Each of the Company and the Acquisition Companies has generally enjoyed a satisfactory employer-employee relationship with its employees and, to the best of its knowledge, is in substantial compliance in all material respects with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company or any of the Acquisition Companies by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or any of the Acquisition Companies pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or to its knowledge involving the Company or any of the Acquisition Companies, or any predecessor entity, and none has ever occurred. No representation question is pending respecting the employees of the Company and the Acquisition Companies, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or any of the Acquisition Companies. No grievance or arbitration proceeding is pending or to its knowledge threatened under any expired or existing collective bargaining agreements of the Company or any of the Acquisition Companies. No labor dispute with the employees of the Company or any of its Acquisition Companies is pending, or, to its knowledge is imminent; and the Company is not aware of any pending or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which may result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, position, prospects, value, operation, properties, business or results of operations of the Company and the Acquisition Companies.

          (xx) Except as may be set forth in the Registration Statement, each of the Company and the Acquisition Companies do not maintain, sponsor or contribute to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multiemployer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). The Company and each of the Acquisition Companies do not maintain or contribute, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA.

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

No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code (the "Code"), which could subject the Company to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401 (a), stating that such ERISA Plan and the attendant trust are qualified thereunder. The Company and each of the Acquisition Companies has never completely or partially withdrawn from a "multiemployer plan."

          (xxi) None of the Company or the Acquisition Companies, or any of their employees, directors, stockholders, or affiliates (within the meaning of the Rules and Regulations) has taken or will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, the Representatives' Securities or otherwise.

          (xxii) None of the patents, patent applications, trademarks, service marks, trade names, copyrights, and licenses and rights to the foregoing presently owned or held by the Company or any of the Acquisition Companies, are in dispute or, to the best knowledge of the Company's management are in any conflict with the right of any other person or entity. The Company and each of the Acquisition Companies (i) except as disclosed in the Prospectus owns or has the right to use free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, all patents, trademarks, service marks, trade names and copyrights, technology and licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing, and except as set forth in the Prospectus or otherwise disclosed to the Representatives in writing, to the best knowledge of the Company's management is (ii) not obligated or under any liability whatsoever to make any material payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

          There is no suit, proceeding, inquiry, arbitration, investigation, litigation or governmental or other proceeding, domestic or foreign, pending or, to the best of the Company's knowledge, threatened (or circumstances that may give rise to the same) against the Company or the Acquisition Companies which challenges the rights of the Company or any of the Acquisition Companies with respect to any trademarks, trade names, service marks, service names, copyrights, patents, patent applications or licenses or rights to the foregoing used in the conduct of its business.

          (xxiii) Except as disclosed in the Prospectus, the Company and each of the Acquisition Companies owns and has adequate right to use to the best knowledge of the Company's management all trade secrets, know-how (including all other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), inventions, designs, processes, works of authorship, computer programs and technical data and information (collectively herein "intellectual property") required for or incident to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by the Company and the Acquisition Companies, free and clear of and without violating any right, lien or claim of others, including without limitation, former employers of its employees. The Company is not aware of any such development of similar or identical trade secrets or technical information by others. The Company and each of the Acquisition Companies has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus, to be owned or leased by it free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects, or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable.

          (xxiv) KPMG LLP whose reports are filed with the Commission as a part of the Registration Statement, are independent certified public accountants as required by the Act and the Rules and Regulations.

          (xxv) The Company has caused to be duly executed agreements ("Lock-up Agreements") pursuant to which each of the Company's officers and directors and holders of more than 5% of the outstanding Common Stock and holders of any Common Stock options and their underlying shares and holders of any preferred stock convertible into Common Stock and any person or entity deemed to be an affiliate of the Company pursuant to the Rules and Regulations has agreed to not to, directly or indirectly, sell, assign, transfer, or otherwise dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) for a period of not less than fourteen (14) months following such effective date. The Company has caused to be duly executed agreements pursuant to which the stockholders in Global 2000 Communications, Inc., AlbanyNet, Inc., Borg Internet Services, Inc., Caravela Software, Inc. and Ulsternet, Inc. ("Acquisition Lock-up Agreements") have agreed not to, directly or indirectly, sell, assign, transfer, or otherwise dispose of more than 50% of the shares of Common Stock received by them in the acquisitions by the Company (either pursuant to Rule 144 of the Rules and Regulations or otherwise) for a period of two years following the closing date of such acquisitions. The Company will cause the Transfer Agent, as defined below, to mark an appropriate legend on the face of stock certificates representing all of such securities and to place "stop transfer" orders on the Company's stock ledgers.

          The Company has not taken and will not take action to release any stockholder(s) from the lock-up period (as described above) in the Acquisition Lock-Up Agreements or to modify, amend or waive any provision of the Acquisition Lock-Up Agreements.

          (xxvi) The Registered Securities have been approved for listing on the Nasdaq Small Cap Market and the Boston Stock Exchange.

          (xxvii) Except as set forth in the Prospectus or disclosed in writing to each of the Representatives (which writing specifically refers to this SECTION), no officer or director of the Company, holder of 5% or more of securities of the Company or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly, (i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company or any of the Acquisition Companies, or (B) purchases from or sells or furnishes to the Company or the Acquisition Companies any goods or services, or (ii) a beneficiary interest in any contract or agreement to which the Company and the Acquisition Companies is a party or by which it may be bound or affected. Except as set forth in the Prospectus under "Certain Transactions" or disclosed in writing to the Representatives (which writing specifically refers to this SECTION) there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company, and any officer, director, principal stockholder of the Company, or any partner, affiliate or associate of any of the foregoing persons or entities.

          (xxviii) Any certificate signed by any officer of the Company, and delivered to the Underwriters or to the Underwriters' counsel (as defined herein) shall be deemed a representation and warranty by the Company to the Representatives as to the matters covered thereby.

          (xxix) Each of the minute books of the Company and the Acquisition companies has been made available to the Underwriters and contains a complete summary of all meetings and actions of the directors and stockholders of the Company, since the time of its incorporation and reflect all transactions referred to in such minutes accurately in all respects.

          (xxx) Except and only to the extent described in the Prospectus or disclosed in writing to the Representatives (which writing specifically refers to this SECTION), no holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company have the right to include any securities issued by the Company in the Registration Statement or any registration statement to be filed by the Company or to require the Company to file a registration statement under the Act and no person or entity holds any anti-dilution rights with respect to any securities of the Company. Except as disclosed in the Prospectus, all rights so described or disclosed have been waived or have not been triggered with respect to the transactions contemplated by this Agreement and the Representatives' Warrant Agreement (including the warrants issuable thereunder).

          (xxxi) The Company has not entered into any employment agreements with its executive officers, except as disclosed in the Prospectus.

          (xxxii) No consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for the issuance of the Securities and the Representatives' Securities pursuant to the Prospectus and the Registration Statement, the issuance of the Representatives' Warrants, the performance of this Agreement, the Representatives' Warrant Agreement, and the transactions contemplated hereby and thereby, including without limitation, any waiver of any preemptive, first refusal or other rights that any entity or person may have for the issue and/or sale of any of the Securities and the Representatives' Securities, except such as have been or may be obtained under the Act, otherwise or may be required under state securities or blue sky laws in connection with the Representatives' purchase and distribution of the Securities and the Representatives' Securities and the Representatives' Warrants to be sold by the Company hereunder or may be required by the Rules of the National Association of Securities Dealer, Inc. ("NASD").

          (xxxiii) All executed agreements, contracts or other documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which the Company or any of the Acquisition Companies is a party or by which it may be bound or to which its assets, properties or businesses may be subject have been duly and validly authorized, executed and delivered by the Company and the Acquisition Companies, as the case may be, constitute the legal, valid and binding agreements of the Company and the Acquisition Companies, enforceable against the Company and the Acquisition Companies in accordance with their respective terms. The descriptions in the Registration Statement of agreements, contracts and other documents are accurate and fairly present the information required to be shown with respect thereto by Form SB-2, and there are no contracts or other documents which are required by the Act to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

          (xxxiv) Within the past five (5) years, none of the Company's nor the Acquisition Companies' independent public accountants has brought to the attention of the Company's management any "material weakness" as defined in the Statement of Auditing Standard No. 60 in any of the Company's internal controls.

          (xxxv) The Company and each of the Acquisition Companies (i) has paid all federal, state, local and foreign taxes for which it is liable and which are required to have been paid, including, but not limited to, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986, as amended (the "Code"), and has furnished all information returns it is required to furnish pursuant to the Code, (ii) has established adequate reserves for such taxes which are not due and payable, and (iii) does not have any tax deficiency or claims outstanding, proposed or assessed against it.

          (xxxvi) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriters in connection with (i) the issuance by the Company of the Securities, (ii) the purchase by the Underwriters of the Securities from the Company and the purchase by the Representatives of the Representatives' Warrants from the Company, (iii) the consummation by the Company of any of its obligations under this Agreement or the Representatives' Warrant Agreement, or (iv) resales of the Initial Securities or the Option Securities in connection with the distribution contemplated hereby.

          (xxxvii) There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding (including, without limitation, those pertaining to environmental or similar matters), domestic or foreign, pending or, to the best knowledge of the Company, threatened against (or circumstances that may give rise to the same), or involving the properties or business of, the Company or any of the Acquisition Companies which (i) questions the validity of the capital stock of the Company, this Agreement or the Representatives' Warrant Agreement or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement or the Representatives' Warrant Agreement, (ii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all material respects), or (iii) might materially and adversely affect the condition, financial or otherwise, or the earnings, prospects, stockholders' equity, value, operations, properties, business or results of operations of the Company and the Acquisition Companies as a whole.

          (xxxviii) Subsequent to the respective dates as of which information is set forth in the Registration Statement and the Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company and each of the Acquisition Companies has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (ii) entered into any transaction other than in the ordinary course of business, or (iii) declared or paid any dividend or made any other distribution on or in respect of any class of its capital stock; and, subsequent to such dates, and except as may be otherwise disclosed in the Prospectus, there has not been any change in the capital stock, debt (long or short term) or liabilities or any material change in the condition, financial or otherwise, or the earnings, prospects, stockholders' equity, value, operations, properties, business or results of operations of the Company and the Acquisition Companies.

          (xxxix) Neither the Company nor any of its respective directors, officers, stockholders, employees, agents or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or any official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or any other person who was, is or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which (i) might subject the Company, or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (ii) if not given in the past, might have had a material and adverse effect on the condition, financial or otherwise, or the earnings, business affairs, prospects, stockholders' equity, value, operations, properties, business or results of operations of the Company, or (iii) if not continued in the future, might materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs, prospects, stockholders' equity, value, operations, properties, business or results of operations of the Company. The Company's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

          (xl) Neither the Company nor any of the Acquisition Companies is required to register as an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

          (xli) The Company and each of the Acquisition Companies maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xlii) The Company has provided the Representatives true and correct copies of the material agreements entered into in connection with the Acquisitions (the "Acquisition Agreements"); the Company expects that the Acquisitions will close on or about the Initial Closing Date in accordance with the terms of the Acquisition Agreements.

          (xliii) The Company has filed a Form 8-A with the Commission providing for the registration under the Exchange Act of the Securities and such Form 8-A has been declared effective by the Commission.

4. COVENANTS OF THE COMPANY. The Company covenants and agrees with you that:

     (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as practicable and will not at any time, whether before or after the effective date, file any amendment to or supplement to the Registration Statement or supplement to the Prospectus or file any document under the Act or Exchange Act before the termination of the offering of Securities to the public by the Underwriters of which you shall not previously have been advised and furnished with a copy or to which you or your counsel shall have objected or which is not in material compliance with the Act, the Exchange Act and the Rules and Regulations or applicable state law.

     (b) As soon as the Company is advised thereof, the Company will advise you, and confirm the advice in writing, of the receipt of any comments of the Commission or any state securities department, when the Registration Statement becomes effective if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A, of the effectiveness of any post-effective amendment to the Registration Statement or Prospectus, or the filing of any supplement to the Prospectus or any amended Prospectus, of any request made by the Commission or any state securities department for amendment of the Prospectus or for supplementing of the Prospectus or for additional information with respect thereto, of the issuance of any stop order suspending the effectiveness of the Prospectus or any order preventing or suspending the use of any Prospectus or any order suspending trading in the Common Stock of the Company, or of the suspension of the qualification of the Securities or the Representatives Securities for offering in any jurisdiction, or of the institution of any proceedings for any such purposes, and will use its best efforts to prevent the issuance of any such order and, if issued, to obtain as soon as possible the lifting or dismissal thereof.

     (c) The Company has caused to be delivered to you copies of such Prospectus, and the Company has consented and hereby consents to the use of such copies for the purposes permitted by law. The Company authorizes you and the dealers to use the Prospectus and such copies of the Prospectus in connection with the sale of the Securities and the Representatives' Securities for such period as in the opinion of your counsel and our counsel the use thereof is required to comply with the applicable provisions of the Act and the Rules and Regulations. The Company will prepare and file with the states, promptly upon your request, any such amendments or supplements to the Prospectus, and take any other action, as, in the opinion of your counsel, may be necessary or advisable in connection with the initial sale of the Securities, the Option Securities and the Securities and will use its best efforts to cause the same to become effective as promptly as possible.

     (d) The Company shall file the Prospectus (in form and substance satisfactory to the Representatives) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to rule 424(b)(1) or pursuant to Rule 424(b)(3) not later than the Commission's close of business on the earlier of (i) the second business day following the execution and delivery of this Agreement, and (ii) the fifth business day after the effective date of the Registration Statement.

     (e) In case of the happening, at any time within such period as a Prospectus is required under the Act to be delivered in connection with the initial sale of the Securities and the Representatives' Securities of any event of which the Company has knowledge and which materially affects the Company or the Acquisition Companies, or the securities thereof, and which should be set forth in an amendment of or a supplement to the Prospectus in order to make the statements therein not then misleading, in light of the circumstances existing at the time the Prospectus is required under the Act to be delivered, or in case it shall be necessary to amend or supplement the Prospectus to comply with the Act, the Rules and Regulations or any other law, the Company will forthwith prepare and furnish to you copies of such amended Prospectus or of such supplement to be attached to the Prospectus, each such amended Prospectus or supplement to be satisfactory to you and your counsel, in such quantities as you may reasonably request, in order that the Prospectus, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made. The preparation and furnishing of any such amendment or supplement to the Prospectus or supplement to be attached to the Prospectus shall be without expense to you.

     (f) The Company will to the best of its ability comply with the Act, the Exchange Act and applicable state securities laws so as to permit the initial offer and sales of the Securities and the Representatives Securities under the Act, the Rules and Regulations, and applicable state securities laws.

     (g) The Company will cooperate to qualify the Initial Securities and the Option Securities and the Representatives' Securities for initial sale under the securities laws of such jurisdictions as you may designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution contemplated hereby and will make such applications and furnish such information as may be required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or a dealer in securities. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long as the Representatives may reasonably request.

     (h) So long as any of the Initial Securities, the Option Securities or the Representatives' Securities remain outstanding in the hands of the public, the Company, at its expense, will annually furnish to its stockholders a report of its operations to include financial statements audited by independent public accountants, and will furnish to the Representatives as soon as practicable after the end of each fiscal year, a balance sheet of the Company as at the end of such fiscal year, together with statements of operations, stockholders' equity, and changes in cash flow of the Company for such fiscal year, all in reasonable detail and accompanied by a copy of the certificate or report thereon of independent public accountants.

     (i) The Company will deliver to you at or before the Initial Closing Date three signed copies of the signature pages to the Registration Statement and three copies of the registration statement including all financial statements and exhibits filed therewith, whether or not incorporated by reference. The Company will deliver to you, from time to time until the effective date of the Prospectus, as many copies of the Prospectus as you may reasonably request. The Company will deliver to you on the effective date of the Prospectus and thereafter for so long as a Prospectus is required to be delivered under the Act and the Rules and Regulations as many copies of the Prospectus, in final form, or as thereafter amended or supplemented, as you may from time to time reasonably request.

     (j) The Company will apply the net proceeds from the sale of the Securities substantially in the manner set forth under "Use of Proceeds" in the Prospectus. No portion of the proceeds shall be used, directly or indirectly, to acquire any securities issued by the Company, without the prior written consent of the Representatives.

     (k) As soon as it is practicable, but in any event not later than the first
(1st) day of the fifteenth (15th) full calendar month following the effective date of the Registration Statement, the Company will make available to its security holders and the Representatives an earnings statement (which need not be audited) covering a period of at least twelve (12) consecutive months beginning after the effective date of the Registration Statement, which shall satisfy the requirements of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations.

     (l) Non-Accountable Expense Allowance and other Costs and Expenses.

          The Company shall pay to the Representatives at each closing date, and to be deducted from the purchase price for the Securities an amount equal to three percent (3%) of the gross proceeds received by the Company from the sale of the Securities at such closing date less, in the case of the Initial Closing Date, the sum of $50,000 previously paid by the Company to Schneider Securities, Inc. If the sale of the Securities by the Representatives is not consummated for any reason not attributable to the Representatives, including if this Agreement is terminated by the Underwriters in accordance with the provisions of SECTION 5 or SECTION 9(a), or if (i) the Company unilaterally withdraws the Registration Statement or does not proceed with the public offering for reasons other than the affirmative wrongdoing of the Representatives, or (ii) the representations in SECTION 3 hereof are not correct or the covenants cannot be complied with, or (iii) there has been a materially adverse change in the condition, prospects or obligations of the Company or a materially adverse change in stock market conditions from current conditions, all as determined by the Representatives, then the Company shall reimburse the Representatives for its out of pocket expenses including without limitation, its legal fees and disbursements all on a non-accountable basis.

     COSTS AND EXPENSES. Subject to the provisions above, the Company will pay all costs and expenses incident to the performance of this Agreement and the Representatives' Warrant Agreement by the Company including, but not limited to, the fees and expenses of counsel to the Company and of the Company's accountants; the costs and expenses incident to the preparation, printing, filing and distribution under the Act of the Registration Statement and Prospectus (including the fee of the Commission, any securities exchange and the NASD in connection with the filing required by the NASD relating to the offering of the Securities contemplated hereby); all expenses, including fees of counsel, which shall be due and payable on the Initial Closing Date or the relevant Option Closing Date, as the case may be, in connection with the qualification of the Securities under the state securities or blue sky laws; the cost of furnishing to you copies of the Prospectus, this Agreement, the cost of printing the certificates representing the Securities and of preparing and photocopying the this Agreement and related Underwriting documents, the cost of three Representatives' bound volumes, any advertising costs and expenses, including but not limited to the Company's expenses on "road show" information meetings and presentations, prospectus memorabilia, issue and transfer taxes, if any and the fees and expenses of a transfer and warrant agent and registrar for the Securities. The Company will also pay all costs and expenses incident to the furnishing of any amended Prospectus of or any supplement to be attached to the Prospectus.

     (m) During a date five years after the date hereof, the Company will make available to its stockholders, as soon as practicable, and deliver to the
Representatives:

          (1) as soon as they are available, copies of all reports (financial or other) mailed to stockholders;

          (2) Unaudited quarterly reports of earnings as certified by the Company's principal financial and accounting officer; concurrently with furnishing annual reports to its stockholders, a balance sheet of the Company as at the end of the preceding fiscal year, together with statements of operations, stockholders' equity and cash flows of the Company for such fiscal year, accompanied by a copy of the report thereon of the Company's independent certified public accountants;

          (3) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

          (4) every press release and every material news item or article of interest to the financial community in respect of the Company or its affairs which was prepared and released by or on behalf of the Company; and

          (5) any additional information of a public nature concerning the Company (and any future subsidiaries) or its businesses which the Representatives may request.

     During such five-year period, if the Company has active subsidiaries, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the

Company and its subsidiaries are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

     (n) The Company will maintain a Transfer Agent and, if necessary under the jurisdiction of incorporation of the Company, a Registrar (which may be the same entity as the Transfer Agent) for its Common Stock.

     (o) The Company will furnish to the Representatives or on the Representatives' order, without charge, at such place as the Representatives may designate, copies of each Preliminary Prospectus, the Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (two of which copies will be signed and will include all financial statements and exhibits), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Representatives may request.

     (p) Neither the Company nor any of its officers, directors, stockholders or any of its affiliates will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in stabilization or manipulation of the price of any of the Company's securities.

     (q) The Company shall timely file all such reports, forms or other documents as may be required from time to time, under the Act, the Exchange Act, and the Rules and Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Exchange Act, and the Rules and Regulations.

     (r) The Company shall cause the Securities to be listed on the Nasdaq Small Cap Market, the Boston Stock Exchange, or another exchange for a period of five
(5) years from the date hereof, and use its best efforts to maintain the listing of the Securities to the extent they are outstanding.

     (s) As soon as practicable, (i) before the effective date of the Registration Statement, file a Form 8-A with the Commission providing for the registration under the Exchange Act of the Securities and (ii) but in no event more than 30 days from the effective date of the Registration Statement, take all necessary and appropriate actions to be included in Standard and Poor's Corporation Descriptions and/or Moody's OTC Manual and to continue such inclusion for a period of not less than five years if the Securities are not listed on an exchange. The Company also agrees to take such steps as may be necessary to comply with the requirements of any state to be in compliance with the after market provisions of Section 18 of the Securities Act of 1933, as amended, and as further amended by the National Securities Markets Improvement Act of 1996.

     (t) Until the completion of the distribution of the Securities, the Company shall not without the prior written consent of the Underwriters and their counsel which consent shall not be unreasonably withheld or delayed, issue, directly or indirectly, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby, other than trade releases issued in "the ordinary course" of the Company's business consistent with past practices with respect to the Company's operations.

     (u) During the five (5) year period from the date hereof, the Company will not take any action or actions which may prevent or disqualify the Company's use of Form SB-2 (or other appropriate form) for the registration under the Act of the Representatives' Securities.

     (v) On or before the effective date of the Registration Statement, the Company shall provide the Representatives with originally executed copies of duly executed, legally binding and enforceable Lock-up Agreements, which are in form and substance satisfactory to the Representatives. On or before the Closing Date, the Company shall deliver instructions to its transfer agent authorizing such transfer agent to place appropriate legends on the certificates representing the securities of the Company subject to the Lock-up Agreements and Acquisition Lock-up Agreements and to place appropriate stop transfer orders on the Company's ledgers.

     (w) The Company agrees that for a period of fourteen (14) months following the effective date of the Registration Statement, it, the Acquisition Companies and any future subsidiaries will not, without the prior written consent of the Representatives (i) issue, sell, contract or offer to sell, grant an option for the purchase or sale of, assign, transfer, pledge, hypothecate, distribute or otherwise dispose of, directly or indirectly, any shares of capital stock or any option, right or warrant with respect to any shares of capital stock, provided that the Company may, without the consent of the Representatives, issue securities (i) upon the exercise of any outstanding stock options or warrants granted and issued on or prior to the date hereof, (ii) upon the exercise of stock options that may be granted pursuant to the Company's 1999 stock incentive plan and the Company's 1999 non-employee director stock incentive plan so long as such stock options were issued at a price equal to or greater than the fair market value at the time of grant, and (iii) in connection with an acquisition or acquisitions so long as the exercise price is equal to or greater than the fair market value per share of Common Stock on the date of grant or sale.

     (x) The Company agrees not take any action to release any stockholder(s) from the lock-up period (as described above) in the Acquisition Lock-up Agreements.

     (y) The Company shall furnish to the Representatives as early as practicable prior to each of the date hereof, the Initial Closing Date and each Option Closing Date, if any, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than thirty (30) days prior to the date hereof, the Initial Closing Date or the relevant Option Closing Date, as the case may be) which have been read by the Company's independent public accountants, as stated in their letters to be furnished pursuant to SECTION 5(b)(iv) hereof.

     (z) For a period of three (3) years from the Initial Closing Date, the Company shall at the request of the Representatives, furnish or cause to be furnished to the Representatives and at the Company's sole expense, (i) daily consolidated transfer sheets relating to the Common Stock and (ii) a list of holders of all of the Company's securities.

     (aa) For a period of three (3) years from the Initial Closing Date, the Company shall, at the Company's sole expense, (i) promptly provide the Representatives, upon any and all requests of the Representatives, with a "blue sky trading survey" for secondary sales of the Company's securities, prepared by counsel to the Company, and (ii) take all necessary and appropriate actions to further qualify the Company's securities in all jurisdictions of the United States in order to permit secondary sales of such securities pursuant to the "blue sky" laws of those jurisdictions, provided that such jurisdictions do not require the Company to qualify as a foreign corporation.

     (bb) For the duration of the Acquisition lock-up period (as described above), the Company shall not restate, amend or alter any term of any written employment, consulting or similar agreement entered into between the Company and any officer, director or key employee as of the effective date of the Registration Statement in a manner which is more favorable to such officer, director or key employee, without the prior written consent of the Representatives.

     (cc) The Company (i) will use its reasonable best efforts to close the Acquisitions in accordance with the terms of the Acquisition Agreements and (ii) will promptly notify the Representatives of the occurrence of any event which may result in the non-consummation of or material change in the terms of any of the Acquisitions on the Initial Closing Date.

     (dd) The Company shall not invest or otherwise use the proceeds received by the company from its sale of Securities in such a manner as would require the Company or any of the Acquisition Companies to register as an investment company under the Investment Act of 1940.

     (ee) The Company will use its best efforts to maintain the effectiveness of the Registration Statement for a period of five (5) years after the date hereof.

5. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligation of the Underwriters to offer and sell the Securities is subject to the accuracy (as of the date hereof, and as of the closing dates) of and compliance with the representations and warranties of the Company to the performance by it of its agreement and obligations hereunder, the accuracy on and as of the closing dates of the statements of officers of the Company made pursuant to the provisions hereof, the performance by the Company on and as of the closing dates of its covenants and obligations hereunder, and to the following additional conditions:

     (a) The Registration Statement shall have become effective as and when cleared by the Commission, and you shall have received notice thereof, on or prior to any closing date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that or similar purpose shall have been instituted or shall be pending, or, to your knowledge or to the knowledge of the Company, shall be contemplated by the Commission; any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters; and qualification, under the securities laws of such states as you may designate, of the issue and sale of the Securities upon the terms and conditions herein set forth or contemplated and containing no provision unacceptable to you shall have been secured, and no stop order shall be in effect denying or suspending effectiveness of such qualification nor shall any stop order proceedings with respect thereto be instituted or pending or threatened under such law. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and prior to the Initial Closing Date the Company shall have provided evidence satisfactory to the Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

          The Representatives shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Representatives' opinion, is material, or omits to state a fact which, in the Representatives' opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances in which they were made not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Representatives' opinion, is material, or omits to state a fact which, in the Representatives' opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

     (b) On any closing date and, with respect to the letter referred to in subparagraph (iv), as of the date hereof, you shall have received:

          (i) the opinion, together with such number of signed or facsimile copies of such opinion as you may reasonably request, addressed to you by Duffy & Sweeney LLP, counsel for the Company, in form and substance reasonably satisfactory to the Underwriters and Orrick, Herrington & Sutcliffe LLP, counsel to the Underwriters, dated each such closing date, to the effect that:

               (A) the Company (A) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction, (B) is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, and (C) has all requisite corporate power and authority, and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; the Company is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state and local laws, rules and regulations; and, the Company has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the business, operations, condition, financial or otherwise, or the earnings, business affairs, position, prospects, value, operation, properties, business or results of operations of the Company. The disclosures in the Registration Statement concerning the effects of federal, state and local laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they were made;

               (B) upon consummation of the Acquisitions pursuant to the Acquisition Agreements, the outstanding shares of capital stock of each of the Acquisition Companies will be owned of record by the Company; and to such counsel's knowledge, upon consummation of the Acquisitions, the outstanding shares of capital stock of each of the Acquisition Companies will be owned free and clear of all liens, encumbrances and equities and claims, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of membership interests in the Acquisition Companies will be outstanding except as described in the Prospectus.

               (C) each of the Acquisition Agreements has been duly authorized, executed and delivered by the Company. Assuming due authorization, execution and delivery by the other parties thereto, each Acquisition Agreement constitutes a valid and binding obligation of the Company, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or law.

               (D) except as described in the Prospectus, the Company does not own an interest in any other corporation, partnership, joint venture, trust or other business entity;

               (E) the Company has full legal right, power and authority to authorize, issue, deliver and sell the Securities and the Representatives' Securities. The Company has the full corporate power and authority to enter into this Agreement, the Representatives' Warrant Agreement and to consummate the transactions provided for herein and therein and each such agreement has been duly and validly authorized, executed and delivered by the Company. Each of this Agreement and the Representatives' Warrant Agreement, assuming due authorization, execution and delivery by each other party thereto, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency or similar laws governing the rights of creditors and to general equitable principles, and provided that no opinion need be given as to the enforceability of any indemnification or contribution provisions. Except as disclosed in the Prospectus, the Company is not in violation of its respective certificate of incorporation or bylaws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture, partnership or other agreement or instrument to which the Company is a party or may be bound or is not in material violation of any law, order, rule, regulation, writ, injunction or decree of any governmental instrumentality or court, domestic or foreign. None of the Company's execution or delivery of this Agreement, or the Representatives' Warrant Agreement, its performance hereunder or thereunder, its consummation of the transactions contemplated herein or therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any material breach or violation of any of the terms or provisions of, or constitutes or will constitute a material default under, or result in the creation or imposition of any material lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of (A) the certificate of incorporation or bylaws of the Company, (B) to the knowledge of such counsel, any material license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which it is or may be bound, or (C) to the knowledge of such counsel, any statute, judgment, decree, order, rule or regulation applicable to the Company, whether domestic or foreign.

               (F) the Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus, and any amendment or supplement thereto, under "Capitalization" and "Description of Securities," and the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue, sell, transfer, purchase or redeem any capital stock, rights, warrants, options or other securities, except for this Agreement and the Representatives' Warrant Agreement and as described in the Prospectus. The Securities, Representatives' Securities and all other securities issued or issuable by the Company conform in all material respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or any similar rights granted by the Company. The Securities to be sold by the Company hereunder and under the Representatives' Warrant Agreement are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; and the certificates representing the Securities are in due and proper form. The Representatives' Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby. Upon the issuance and delivery pursuant to this Agreement of the Securities and the Representatives' Securities to be sold by the Company, the Underwriters and the Representatives, respectively, will acquire good and marketable title to the Securities and the Representatives' Securities free and clear of any pledge, lien, charge, claim, encumbrance, pledge, security interest, or other restriction or equity of any kind whatsoever. No transfer tax is payable by or on behalf of the Underwriters in connection with (A) the issuance by the Company of the Securities, (B) the purchase by the Underwriters of the Firm Securities and the Option Securities from the Company, and the purchase by the Representatives of the Representatives' Warrants or the Representatives' Securities from the Company, (C) the consummation by the Company of any of its obligations under this Agreement or the Representatives' Warrant Agreement, or (D) resales of the Firm Securities and the Option Securities in connection with the distribution contemplated hereby.

               (G) When issued in accordance with the terms of this Agreement and the Acquisitions Agreements, respectively, the shares of Common Stock to be issued in connection with the Acquisitions will be duly authorized, validly issued, fully paid and non-assessable when issued and paid for as contemplated by this Agreement or the Acquisition Agreements, as the case may be; and no holder of outstanding securities has any statutory preemptive rights under Delaware General Corporation Law, the certificate of incorporation or bylaws of the Company, or to the knowledge of such counsel, any contractual right to subscribe for any of the Securities or the shares of

     Common Stock to be issued in connection with the Acquisitions.

               (H) the Registration Statement is effective under the Act, and, if applicable, filing of all pricing information has been timely made in the appropriate form under Rule 430A, and no stop order suspending the use of the Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof or suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the best of such counsel's knowledge, threatened or contemplated under the Act;

               (I) each of the Preliminary Prospectus, the Registration Statement, and the Prospectus and any amendments or supplements thereto (other than the financial statements and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations;

               (J) to the best of such counsel's knowledge, (A) there are no agreements, contracts or other documents required by the Act to be described in the Registration Statement and the Prospectus and filed as exhibits to the Registration Statement other than those described in the Registration Statement (or required to be filed under the Exchange Act if upon such filing they would be incorporated, in whole or in part, by reference therein) and the Prospectus and filed as exhibits thereto, and the exhibits which have been filed are correct copies of the documents of which they purport to be copies; (B) the descriptions in the Registration Statement and the Prospectus and any supplement or amendment thereto of contracts and other documents to which the Company or each of the Acquisition Companies is a party or by which it is bound, including any document to which the Company is a party or by which it is bound, incorporated by reference into the Prospectus and any supplement or amendment thereto, are accurate and fairly represent the information required to be shown by Form SB-2; (C) there is not pending or threatened against the Company or any of the Acquisition Companies any action, arbitration, suit, proceeding, inquiry, investigation, litigation, governmental or other proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of the Company which
     (x) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all respects), (y) questions the validity of the capital stock of the Company or any of the Acquisition Companies or this Agreement or the Representatives' Warrant Agreement, or of any action taken or to be taken by the Company or any of the Acquisition Companies pursuant to or in connection with any of the foregoing; (D) no statute or regulation or legal or governmental proceeding required to be described in the Prospectus is not described as required; and (E) there is no action, suit or proceeding pending, or threatened, against or affecting the Company before any court or arbitrator or governmental body, agency or official (or any basis thereof known to such counsel) in which there is a reasonable possibility of a decision which may result in a material adverse change in the condition, financial or otherwise, or the earnings, position, prospects, stockholders' equity, value, operation, properties, business or results of operations of the Company and the Acquisition Companies as a whole, which could adversely affect the present or prospective ability of the Company to perform its obligations under this Agreement or the Representatives' Warrant

     Agreement or which in any manner draws into question the validity or enforceability of this Agreement or the Representatives' Warrant Agreement;

               (K) the properties and business of the Company and the Acquisition Companies conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

               (L) the Company and each of the Acquisition Companies are not in breach of, or in default under, any term or provision of any license, contract, collective bargaining agreement, indenture, mortgage, installment sale agreement, deed of trust, lease, voting trust agreement, stockholders' agreement, partnership agreement, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company or the Acquisition Companies are a party or by which the Company or the Acquisition Companies may be bound or to which the properties or assets (tangible or intangible) of the Company or the Acquisition Companies are subject or affected; and each of the Company and the Acquisition Companies is not in violation of any term or provision of its articles of incorporation or bylaws or in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation;

               (M) the statements in the Prospectus under "RISK FACTORS," "PROSPECTUS SUMMARY," "BUSINESS," "MANAGEMENT," "PRINCIPAL STOCKHOLDERS," "CERTAIN TRANSACTIONS," "DESCRIPTION OF CAPITAL STOCK," and "SHARES ELIGIBLE FOR FUTURE SALE" have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions, are correct in all material respects;

               (N) the Securities have been accepted for quotation on Nasdaq SmallCap Market and the Boston Stock Exchange;

               (O) the persons listed under the caption "PRINCIPAL STOCKHOLDERS" in the Prospectus are the respective "beneficial owners" (as such phrase is defined in regulation 13d-3 under the Exchange Act) of the securities set forth opposite their respective names thereunder as and to the extent set forth therein;

               (P) none of the Company, nor any of its officers, stockholders, employees or agents, nor any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (A) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (B) if not given in the past, might have had an adverse effect on the assets, business or operations of the Company, as reflected in any of the financial statements contained in the Registration Statement, or (C) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company;

               (Q) no person, corporation, trust, partnership, association or other entity has the right to include and/or register any securities of the Company in the Registration Statement, require the Company to file any registration statement or, if filed, to include any security in such registration statement;

               (R) except as described in the Prospectus, there are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or financial consulting arrangements or any other arrangements, agreements, understandings, payments or issuances that may affect the Underwriters' compensation, as determined by the NASD;

               (S) assuming due execution by the parties thereto other than the Company, the lock-up agreements described in SECTION __ are legal, valid and binding obligations of the parties thereto, enforceable against the party and any subsequent holder of the securities subject thereto in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law);

               (T) except as described in the Prospectus, the Company and the Acquisition Companies do not (A) maintain, sponsor or contribute to any ERISA Plans, (B) maintain or contribute, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA, and (C) has ever completely or partially withdrawn from a "multiemployer plan";

               (U) none of the Company or any of its affiliates shall be subject to the requirements of or shall be deemed an "Investment Company," pursuant to and as defined under the Investment Company Act;

               (V) to the best knowledge of such counsel and except as described in the Prospectus, the Company and each of the Acquisition Companies owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation, any such licenses or rights described in the Prospectus as being owned or possessed by the Company and the Acquisition Companies), and there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company and the Acquisition Companies with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company's business (including, without limitation, any such licenses or rights described in the Prospectus as being owned or possessed by the Company and the Acquisition Companies); and the Company's and Acquisition Companies' current products, services and processes do not and will not infringe on the patents currently held by third parties;

               (W) to the best of our knowledge, after due inquiry, except as described in the Prospectus, the

     Company and each of the Acquisition Companies are not under any obligation to pay royalties or fees to any third party, with respect to any technology or intellectual properties developed, employed, licensed or used by the Company;

               (X) No consent, approval, order or authorization from any regulatory board, agency or instrumentality having jurisdiction over the Company, or its properties (other than registration under the Act or qualification under state or foreign securities law or approval by the
     NASD) is required for the valid authorization, issuance, sale and delivery of the Securities pursuant to the Prospectus and the Registration Statement or the Representatives' Securities, the performance of this Agreement and the Representatives' Warrant Agreement, and the transactions contemplated hereby and thereby.

          In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, the Underwriters, Undewriters' Counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and although they have not certified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel which leads them to believe that, at the time the Registration Statement became effective and at all times subsequent thereto up to and on the Initial Closing Date and on any later date on which Option Securities are to be purchased, the Registration Statement and any amendment or supplement, when such documents became effective or were filed with the Commission (other than the financial statements including the notes thereto and supporting schedules and other financial and statistical information derived therefrom, as to which such counsel need express no comment) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Initial Closing Date or any later date on which the Option Securities are to be purchased, as the case may be, the Prospectus and any amendment or supplement thereto (other than the financial statements including the notes thereto and other financial and statistical information derived therefrom, as to which such counsel need express no comment) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          Such opinion shall also cover such other matters incident to the transactions contemplated hereby and the offering Prospectus as you or counsel to the Representatives shall reasonably request. In rendering such opinion, to the extent deemed reasonable by them, such counsel may rely upon certificates of any officer of the Company or public officials as to matters of fact of which the maker of such certificate has knowledge, provided that copies of any such certificates shall be delivered to Underwriters' counsel; (b) as to matters involving the application of laws other than the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to Underwriters' counsel) of other counsel acceptable to Underwriters' counsel, familiar with applicable laws.

          The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that the Underwriters and they are justified in relying thereon. Such opinion shall not state that it is to be governed or qualified by, or that it is including without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991) or any comparable state accord. Such opinion shall state that it may be relied upon by Orrick, Herrington & Sutcliffe LLP, counsel to the Underwriters.

          (ii) Prior to the Closing Date and each Option Closing Date, if any,
(i) there shall have been no material adverse change or development involving a prospective adverse change in the condition, financial or otherwise, or the earnings, stockholders' equity, value, operations, properties, business or results of operations of the Company or the Acquisition Companies, whether or not in the ordinary course of business, from the latest dates as of which such matters are set forth in the Registration Statement and the Prospectus; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company or the Acquisition Companies from the latest date as of which the financial condition of the Company is set forth in the Registration Statement and the Prospectus; (iii) each of the Company and the Acquisition Companies shall not be in default under any provision of any instrument relating to any outstanding indebtedness; (iv) each of the Company and the Acquisition Companies shall not have issued any securities (other than the Securities) or declared or paid any dividend or made any distribution in respect of its capital stock of any class and there shall not have been any change in the capital stock, debt (long or short term) or liabilities or obligations of the Company or the Acquisition Companies (contingent or otherwise) from the latest dates as of which such matters are set forth in the Registration Statement and the Prospectus; (v) no material amount of the assets of the Company or the Acquisition Companies shall have been pledged or mortgaged, except as set forth in the Registration Statement and the Prospectus; (vi) no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental or other proceeding, domestic or foreign, shall be pending or threatened (or circumstances giving rise to same) against the Company or the Acquisition Companies or affecting any of its properties or business before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially and adversely affect the condition, financial or otherwise, or the earnings, stockholders' equity, value, operations, properties, business or results of operations of the Company and the Acquisition Companies taken as a whole, except as set forth in the Registration Statement and Prospectus; and (vii) no stop order shall have been issued under the Act with respect to the Registration Statement and no proceedings therefor shall have been initiated, threatened or contemplated by the Commission.

          (iii) a certificate of the Company signed by the principal executive officer and by the chief financial officer of the Company to the effect that each of such persons has carefully examined the Registration Statement, the Prospectus and this Agreement, and that:

          (i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Option Closing Date, as the case may be;

          (ii) No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of each of such person's knowledge, are contemplated or threatened under the Act;

          (iii) The Registration Statement and the Prospectus and, if any, each amendment and each supplement thereto contain all statements and information required to be included therein, and none of the Registration Statement, the Prospectus or any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading and neither the Preliminary Prospectus nor any supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

          (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) each of the Company and the Acquisition Companies has not incurred any material liabilities or obligations, direct or contingent; (B) each of the Company and the Acquisition Companies has not paid or declared any dividends or other distributions on its capital stock; (C) each of the Company and the Acquisition Companies has not entered into any transactions not in the ordinary course of business; (D) there has not been any change in the capital stock or long-term debt or any increase in the short-term borrowings (other than any increase in short-term borrowings in the ordinary course of business) of the Company or the Acquisition Companies (E) each of the Company and the Acquisition Companies has not sustained any material loss or damage to its property or assets, whether or not insured; (F) there is no litigation which is pending or threatened (or circumstances giving rise to same) against the Company or Acquisition Companies or any affiliate (within the meaning of the Rules and Regulations) of the foregoing which is required to be set forth in an amended or supplemented Prospectus which has not been set forth; and (G) there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been set forth.

References to the Registration Statement and the Prospectus in this SECTION 5(b(iii) are to such documents as amended and supplemented at the date of such certificate.

          (v) a letter, addressed to the Underwriters and in form and substance satisfactory to the Underwriters in all respects (including the nonmaterial nature of the changes or decreases, if any, referred to in clause (C) below), from KPMG LLP dated as of the effective date of the Registration Statement:

               (A) confirming that they are independent public accountants with respect to the Company and its consolidated subsidiaries (which includes the Acquisition Companies), if any, within the meaning of the Act and the applicable published Rules and Regulations.

               (B) stating that, in their opinion, the financial statements, related notes and schedules of the Company and its consolidated subsidiaries (which includes the Acquisition Companies), if any, included in the Registration Statement examined by them comply as to form in all material respects with the applicable accounting requirements of the Act and the published Rules and Regulations thereunder and that the Underwriters may rely upon the opinion of KPMG LLP with respect to such financial statements, related notes and schedules included in the Registration Statement.

               (C) stating that, on the basis of a limited review which included a reading of the latest available unaudited interim financial statements of the Company and its consolidated subsidiaries (which includes the Acquisition Companies), a reading of the latest available minutes of the stockholders and board of directors and the various committees of the board of directors of the Company and its consolidated subsidiaries (which includes the Acquisition Companies), consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (A) the unaudited financial statements and supporting schedules of the Company and its subsidiaries (which includes the Acquisition Companies) included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company and its consolidated subsidiaries (which includes the Acquisition Companies) included in the Registration Statement, or (B) at a specified date not more than five (5) days prior to the effective date of the Registration Statement, there has been any change in the capital stock or long-term debt of the Company and its consolidated subsidiaries (which includes the Acquisition Companies), or any decrease in the stockholders' equity or net current assets or net assets of the Company and its consolidated subsidiaries (which includes the Acquisition Companies) as compared with amounts shown in the December 31, 1998 balance sheet included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease, and (C) during the period from December 31, 1998 to a specified date not more than five (5) days prior to the effective date of the Registration Statement, there was any decrease in net revenues, net earnings or increase in net earnings per common share of any of the Company or the consolidated subsidiaries (which includes the Acquisition Companies), in each case as compared with the corresponding period beginning December 31, 1997, other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease;

               (D) setting forth, at a date not later than five (5) days prior to the date of the Registration Statement, the amount of liabilities of the Company and the subsidiaries taken as a whole (including a break-down of commercial paper and notes payable to banks);

               (E) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company and the consolidated subsidiaries (which includes the Acquisition Companies) set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and the consolidated subsidiaries and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;

               (F) statements as to such other matters incident to the transaction contemplated hereby as the Representatives may request;

          At the Closing Date and each Option Closing Date, if any, the Underwriters shall have received from KPMG LLP a letter, dated as of the Closing Date or the Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter furnished pursuant to SUBSECTION (b(iv)) of this SECTION, except that the specified date referred to shall be a date not more than five (5) days prior to the Closing Date or the Option Closing Date, as the case may be, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that KPMG LLP has carried out procedures as specified in clause (E) of SUBSECTION (b(iv)) of this SECTION with respect to certain amounts, percentages and financial information as specified by the Representatives and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (b(iv)).

     (c) On or prior to the Closing Date, the Representatives shall have received from Underwriters' counsel such opinion or opinions with respect to the organization of the Company, the validity of the Securities, the Registration Statement, the Prospectus and such other related matters as the Representatives may request and Underwriters' counsel shall have received such papers and information as they may request in order to enable them to pass upon such matters.

     (d) On or prior to each of the Closing Date and each Option Closing Date, if any, Underwriters' counsel shall have been furnished with such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in SECTION 5(c) hereof, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions of the Company herein contained.

     (e) On each Closing Date, there shall have been duly tendered to the Representatives the appropriate number of Securities.

     (f) No order suspending the sale of the Securities in any jurisdiction designated by the Representatives shall have been issued on the Closing Date and no proceedings for that purpose shall have been instituted or shall be contemplated.

     (g) On or before the effective date, the Company shall have executed and delivered to the

Underwriters the Representatives' Warrant Agreement substantially in the form filed as an Exhibit to the Registration Statement in final form and substance satisfactory to the Representatives. On or before the Initial Closing Date, the Company shall have executed and delivered to the Representatives' Warrants in such denominations and to such designees as shall have been provided to the Company.

     (h) On or before the Initial Closing Date, the Securities shall have been duly approved for listing on Nasdaq Small Cap Market and The Boston Stock Exchange.

     (i) By the Closing Date, the Representatives will have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters, as described in the Registration Statement.

     (j) At least two (2) full business days prior to the date hereof, the Closing Date and each Option Closing Date, if any, the Company shall have delivered to the Representatives the unaudited interim financial statements required to be so delivered pursuant to Section ___ of this Agreement.

          If any condition to the Representatives' obligations hereunder to be fulfilled prior to or at the Initial Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Representatives may terminate this Agreement or, if the Representatives so elects, it may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

6. CONDITIONS OF THE COMPANY'S OBLIGATIONS. The obligation of the Company to sell and deliver the Securities is subject to the following:

     (a) The provisions regarding the effective date, as described in SECTION 9.

     (b) At the Initial Closing Date, no stop order suspending the effectiveness of the Prospectus shall have been issued under the Act or any proceedings therefor initiated or threatened by the Commission or by any state securities department.

     (c) Tender of payment by the Representatives in accord with SECTION 2 hereof.

7. INDEMNIFICATION. The Company agrees to indemnify and hold harmless each of the Underwriters (for purposes of this SECTION 7, "Underwriters" shall include the officers, directors, partners, employees, agents and counsel of the Underwriters, and each person, if any, who controls the Underwriters ("controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions, proceedings, investigations, inquiries and suits in respect thereof), whatsoever (including but not limited to any and all costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against such action, proceeding, investigation, inquiry or suit commenced or threatened, or any claim whatsoever), as such are incurred, to which the Underwriters or such controlling person may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon (A) any untrue statement or alleged untrue statement of a material fact contained (i) in the Registration Statement, any Preliminary Prospectus, or the Prospectus (as from time to time amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Securities; or (iii) in any application or other document or written communication (in this SECTION 7, collectively referred to as "applications") executed by the Company or based upon written information furnished by the Company filed, delivered or used in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, the NASD, Nasdaq or any securities exchange; (B) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in light of the circumstances in which they were made); or (C) any breach of any representation, warranty, covenant or agreement of the Company contained herein or in any certificate by or on behalf of the Company or any of its officers delivered pursuant hereto, unless, in the case of clause (A) or (B) above, such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or any Prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be. The indemnity agreement in this SECTION 7(a) shall be in addition to any liability which the Company may have at common law or otherwise.

          (b) Each of the Underwriters agree, severally but not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, to the same extent as the foregoing indemnity from the Company to the Underwriters but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto or in any application made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to any Underwriter by such Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any such application, provided that such written information or omissions only pertain to disclosures in the Preliminary Prospectus, the Registration Statement or the Prospectus directly relating to the transactions effected by the Underwriters in connection with the offering contemplated hereby. The Company acknowledges that the statements with respect to the public offering of the Securities set forth under the heading "Underwriting" have been furnished by the Underwriters expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in any Preliminary Prospectus, the Registration Statement or the Prospectus. The indemnity agreement in this SECTION 7(b) shall be in addition to any liability which the Underwriters may have at common law or otherwise.

          (c) Promptly after receipt by an indemnified party under this SECTION 7 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this SECTION 7, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure to so notify an indemnifying party shall not relieve it from any liability which it may have under this SECTION 7 (except to the extent that it has been prejudiced in any material respect by such failure) or from any liability which it may have otherwise). In case any such action, investigation, inquiry, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it or they may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, an indemnified party shall have the right to employ its own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to one or all of the indemnifying parties (in which event the indemnifying parties shall not have the right to direct the defense of such action, investigation, inquiry, suit or proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action, investigation, inquiry, suit or proceeding or separate but similar or related actions, investigations, inquiries, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances. An indemnifying party will not, without the prior written consent of the indemnified parties, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action), unless such settlement, compromise or consent
(i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Anything in this SECTION 7 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; PROVIDED, HOWEVER, that such consent may not be unreasonably withheld.

          (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes a claim for indemnification pursuant to this SECTION 7, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this SECTION 7 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities

(or actions, investigations, inquiries, suits or proceedings in respect thereof)
(A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand, from the offering of the Securities or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (A) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where the Company is a contributing party and the Underwriters are the indemnified party, the relative benefits received by the Company, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions, investigations, inquiries, suits or proceedings in respect thereof) referred to in the first (1st) sentence of this
SECTION 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, claim, investigation, inquiry suit or proceeding. Notwithstanding the provisions of this SECTION 7(d), the Underwriters shall not be required to contribute any amount in excess of the underwriting discount applicable to the Securities purchased by the Underwriters hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this SECTION 7(d), each person, if any, who controls the Company or the Underwriters within the meaning of the Act, each officer of the Company who has signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company or the Underwriters, as the case may be, subject in each case to this SECTION 7(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit, inquiry, investigation or proceeding, against such party in respect to which a claim for contribution may be made against another party or parties under this SECTION 7(d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this Section 7(d), or to the extent that such party or parties were not adversely affected by such omission. Notwithstanding anything in this SECTION 7 to the contrary, no party will be liable for contribution with respect to the settlement of any action or claim effected without its written consent. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

8. EFFECTIVE DATE. This Agreement shall become effective at 10:00 a.m. New York time on the next full business day following the effective date of the Registration Statement, or at such other time after the effective date of the Registration Statement as you in your discretion shall first commence the public offering of any of the Securities covered thereby, provided, however, that at all times the provisions of SECTIONS 7, 8, and 10 shall be effective.

9. TERMINATION.

          (a) Subject to SECTION 9(b) hereof, the Underwriters shall have the right to terminate this Agreement: (i) if any domestic or international event or act or occurrence has materially adversely disrupted, or in the Underwriters' opinion will in the immediate future materially adversely disrupt, the financial markets; or (ii) if any material adverse change in the financial markets shall have occurred; or (iii) if trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the NASD, the Boston Stock Exchange, the Commission or any governmental authority having jurisdiction over such matters; or (iv) if trading of any of the securities of the Company shall have been suspended, or if any of the securities of the Company shall have been delisted, on any exchange or in any over-the-counter market; or (v) if the United States shall have become involved in a war or major hostilities, or if there shall have been an escalation in an existing war or major hostilities, or a national emergency shall have been declared in the United States; or (vi) if a banking moratorium shall have been declared by any state or federal authority; or (vii) if the Company shall have sustained a material or substantial loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Underwriter's opinion, make it inadvisable to proceed with the delivery of the Securities; or (ix) if there shall have occurred any outbreak or escalation of hostilities or any calamity or crisis or there shall have been such a material adverse change in the conditions or prospects of the Company, or if there shall have been such a material adverse change in the general market, political or economic conditions, in the United States or elsewhere, as in the Underwriters' judgment would make it inadvisable to proceed with the offering, sale and/or delivery of the Securities; or (x) if Mr. Mark E. Munro shall no longer serve the Company in his present capacity.

          (b) If this Agreement is terminated by the Underwriters in accordance with the provisions of SECTION 5 or SECTION 9(a) hereof the Company shall promptly reimburse and indemnify the Underwriters for all its actual out-of-pocket expenses, including the fees and disbursements of Underwriters' Counsel, less amounts previously paid. In addition, the Company shall remain liable for all "blue sky" counsel fees and expenses and "blue sky" filing fees. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to SECTIONS 5 and 9(a) hereof), and whether or not this Agreement is otherwise carried out, the provisions of
SECTION 5 and Section 7 shall not be in any way be affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

10. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. The respective indemnities, agreements, representations, warranties and other statements of the Company (or its officers) and the Underwriters set forth in or made pursuant to this Agreement including certificates of officers of the Company submitted pursuant hereto, will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters, the Company, or any of their officers or directors and will survive termination of this Agreement or the delivery of and payment for the Securities.

11. DEFAULT BY THE COMPANY. If the Company shall fail at the Closing Date or any Option Closing Date, as applicable, to sell and deliver the number of Securities which it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Securities to be purchased on an Option Closing Date, the Underwriters may, at the Representatives' option, by notice from the Representatives to the Company, terminate the Underwriters' obligation to purchase Option Securities from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to SECTION 7 and SECTION 8 hereof. No action taken pursuant to this SECTION 11 shall relieve the Company from liability, if any, in respect of such default.

12. NOTICES. All communications hereunder will be in writing and, except as otherwise expressly provided herein, if sent to you, will be mailed, delivered or telephoned and confirmed to you at, Schneider Securities, Inc. 1120 Lincoln Street, Denver, Colorado 80203 Attn: Investment Banking Department and Joseph Stevens & Company, Inc., 33 Maiden Lane, 8th Floor, New York, NY 10038,
Attention: Joseph Sorbara, with a copy to Orrick, Herrington & Sutcliffe LLP, 30 Rockefeller Plaza, 40th Floor, New York, NY 10112, Attn: Rubi Finkelstein; and to the Company to Mark E. Munro, President, BiznessOnline.com, Inc. 1720 Route 34,Wall, New Jersey 07719.

13. PARTIES IN INTEREST. This Agreement is made solely for the benefit of the Underwriters and the Company, and their respective controlling persons, directors and officers, and their respective successors, assigns, executors and administrators. No other person shall acquire or have any right under or by virtue of this Agreement.

14. HEADINGS. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

15. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without giving effect to conflict of law principles.

16. COUNTERPARTS. THIS Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same instrument.

If the foregoing correctly sets forth the understanding between the Company and you, as Underwriters of the several Underwriters, please so indicate in the space provided below for such purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                                      Very truly yours,
                                      BiznessOnline.com, Inc,




                                      By:
                                         --------------------------------------
                                         (Authorized Officer)
                                         Mark E. Munro, President




Accepted as of the date first above written:

Joseph Stevens & Company, Inc.
Schneider Securities, Inc.
Neidiger, Tucker, Bruner, Inc.

Acting  on behalf of themselves and the
Representatives of the several Underwriters
Named in Schedule I hereof

By:  Joseph Stevens & Company, Inc.



By:
  -------------------------------------------
  (Authorized Officer)

                                    EXHIBIT A


                                   SCHEDULE I


                                  UNDERWRITERS




                                                   Shares of
Underwriter                                       Common Stock
Joseph Stevens & Company, Inc.

Schneider Securities, Inc.

Neidiger, Tucker, Bruner, Inc.

TOTAL                                              2,000,000